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                      SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

              /X/  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  June 12, 1998

                         HERITAGE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


             Washington                                  91-1857900
   (State or other jurisdiction of                     (IRS Employer
     incorporation organization)                   or Identification No.)

   201 Fifth Avenue SW, Olympia,  WA                       98501
(Address of principal executive office)                  (ZIP code)


                                 (360) 943-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
                    (Former name, former address and former
                   fiscal year, if changed since last report)


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                                    FORM 8-K

                         HERITAGE FINANCIAL CORPORATION
                              Olympia, Washington

                                 June 12, 1998

ITEM 2.  ACQUISITION OF NORTH PACIFIC BANCORPORATION

On June 12, 1998, Heritage Financial Corporation (the "Company") acquired all of the outstanding common stock of North Pacific Bancorporation whose wholly owned subsidiary is North Pacific Bank. North Pacific Bank operates two banking offices in Tacoma, Washington with assets of $81.3 million at May 31, 1998. Based on a formula which includes the earnings of North Pacific Bank from January 1, 1998 through June 12, 1998 less certain adjustments, the Company paid approximately $17.5 million in cash to acquire all of the outstanding common stock of North Pacific Bancorporation from its sole stockholder. The funds that the Company utilized in this transaction were held in short term investments and were part of the net proceeds from the Company's January 1998 stock offering. Subsequent to the consummation of the acquisition, the holding company, called North Pacific Bancorporation, was merged into Heritage Financial Corporation.
At a future date, the Company intends to merge the operations of North Pacific Bank with and into Heritage Bank. This transaction will be accounted for using the purchase accounting method. Effective June 18, 1998, Mr. Peter Wallerich, former Chairman and Chief Executive Officer of North Pacific Bancorporation, became a director of the Company.

The Plan of Stock Purchase and Agreement to Merge was previously filed by the Company on May 12, 1998 with its March 31, 1998 10Q filing.

Item 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statement of Business Acquired
     It is currently impracticable for the Registrant to provide the financial statements of North Pacific Bancorporation required pursuant to Rule 3-05(b) of Regulation S-X. In accordance with Item 7(a)(4) of the Instructions to Form 8-K, the Registrant will file such financial statements as soon as they are available, and in no event later than August 11, 1998.

(b)  Pro Forma Financial Information
     It is currently impracticable for the Registrant to provide the pro forma financial information of North Pacific Bancorporation required pursuant to
Article 11 of Regulation S-X. In accordance with Items 7(a)(4) and 7(b)(2) of the Instructions to Form 8-K, the Registrant will file such financial information as soon as they are available, and in no event later than August 11, 1998.


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(c)  Exhibit
     The Plan of Stock Purchase and Agreement to Merge between the Company and North Pacific Bancorporation was previously filed by the Company on May 12, 1998 with its March 31, 1998 10Q filing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                           HERITAGE FINANCIAL CORPORATION
                                                     Registrant


Date: 06/19/98                             By: /s/ Donald V. Rhodes
                                              __________________________________
                                           Donald V. Rhodes, Chairman, President
                                           and Chief Executive Officer


Date: 06/19/98                             By: /s/ James Hastings
                                              __________________________________
                                           James Hastings, Vice President and
                                           Treasurer